UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800 Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, Clean Energy Fuels Corp. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders considered and voted on four proposals at the Annual Meeting and cast their votes on each such proposal as set forth below.

Proposal 1: The holders of the Company’s common stock elected ten director nominees to the Company’s Board of Directors, each to serve for a one-year term until the Company’s next annual meeting of stockholders and until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal. The results of the voting on Proposal 1 were as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Andrew J. Littlefair	127,718,172	3,094,607	41,640,436
Stephen A. Scully	128,299,647	2,513,132	41,640,436
Lizabeth Ardisana	124,541,232	6,271,547	41,640,436
Karine Boissy-Rousseau	117,382,575	13,430,204	41,640,436
James C. Miller III	127,572,403	3,240,376	41,640,436
Lorraine Paskett	115,646,016	15,166,763	41,640,436
Kenneth M. Socha	123,873,999	6,938,780	41,640,436
Vincent C. Taormina	127,416,761	3,396,018	41,640,436
Parker A. Weil	124,824,921	5,987,858	41,640,436
Laurent Wolffsheim	117,437,304	13,375,475	41,640,436

Proposal 2: The holders of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting on Proposal 2 were as follows:

Votes For:	167,762,237
Votes Against:	2,699,279
Votes Abstained:	1,991,699
Broker Non-Votes:	—

Proposal 3: The holders of the Company’s common stock approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The results of the voting on Proposal 3 were as follows:

Votes For:	114,579,614
Votes Against:	15,776,083
Votes Abstained:	457,082
Broker Non-Votes:	41,640,436

Proposal 4: The holders of the Company’s common stock approved the Company’s 2022 Employee Stock Purchase Plan (the “New ESPP”) and the reservation of 2,500,00 shares of the Company’s common stock for issuance under the New ESPP. The results of the voting on Proposal 4 were as follows:

Votes For:	127,241,410
Votes Against:	3,143,592
Votes Abstained:	427,777
Broker Non-Votes:	41,640,436

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022	CLEAN ENERGY FUELS CORP.

	By:	/s/ Mitchell W. Pratt
Name: Mitchell W. Pratt
Title: Chief Operating Officer & Corporate Secretary

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